UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 04, 2025
WEAVE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40998	26-3302902
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 W Powell Way Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (385) 331-4164
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	WEAV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.
On May 4, 2025, Weave Communications, Inc. (“Weave” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Project Sparrow Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Vidurama, Inc., a Delaware corporation doing business as TrueLark (“TrueLark”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as representative of the indemnifying stakeholders. TrueLark is an AI-powered receptionist and front-desk automation platform provider.

Pursuant to the Merger Agreement, Merger Sub will merge with and into TrueLark (the “Merger”), with TrueLark continuing as the surviving corporation of the Merger. Under the terms and conditions of the Merger Agreement, for an aggregate consideration of $35 million (the “Purchase Price”), comprised of $25 million in cash and $10 million in shares of Weave common stock (the “Shares”) and subject to certain closing and potential post-closing adjustments: (i) each share of capital stock of TrueLark held by accredited investors (“Accredited Investors”) as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), will be canceled and converted into the right to receive cash and Shares; (ii) each option, promised option, or warrant to purchase shares of TrueLark held by stakeholders that are Accredited Investors will be canceled and converted into the right to receive cash and Shares minus the exercise price attributable to such option, promised option, or warrant; and (iii) each share of capital stock and each option, promised option, and warrant to purchase shares of TrueLark that is held by stakeholders that are not Accredited Investors will be canceled and converted into the right to receive cash. Certain portions of the Purchase Price (both cash and Shares) will be subject to holdback provisions to secure potential post-closing adjustments to the Purchase Price and the indemnification obligations of certain TrueLark securityholders. The Merger Agreement contains customary representations, warranties, covenants, and indemnification obligations of the parties thereto.

Additionally, in connection with the closing of the Merger, Weave intends to grant performance-based restricted stock unit awards to certain key personnel of TrueLark with vesting over a two-year period.

The closing of the Merger is subject to the satisfaction or waiver of customary closing conditions and is expected to occur within the Company’s second fiscal quarter of 2025. Weave expects to issue 999,810 Shares in connection with the closing of the Merger. Based in part upon the representations of the Accredited Investors, the offering and sale of the Shares was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act.

Under the terms of a Registration Agreement among the Company and the Accredited Investors to be entered into in connection with the closing of the Merger (the “Registration Agreement”), the Company will agree to use commercially reasonable efforts to register for resale under the Securities Act the Shares to be issued to the Accredited Investors in connection with the Merger (the “Registrable Securities”). As a result, the Company expects to file a Registration Statement on Form S-3 covering the resale of the Registrable Securities within 30 days after the closing of the Merger. A copy of the Registration Agreement will be filed as an exhibit to the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy Shares or other Weave securities or those of any other issuer.

Item 7.01 Regulation FD Filing.

On May 5, 2025, the Company issued a press release announcing the Merger. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01 (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

The Company cautions you that statements contained in this report includes or is based upon “forward-looking statements” within the meaning of the Securities Litigation Reform Act of 1995, including, without limitation, those regarding closing conditions, the events to occur upon closing of the Merger, the registration of the Shares issued to the Accredited Investors, and all other statements that are not historical facts. Forward-looking statements may or may not include identifying words such as “plan,” “will,” “expect,” “anticipate,” “intend,” “believe,” “potential,” “continue,” and similar terms. These statements are subject to known or unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements such as those described under the heading “Risk Factors” in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K. All forward-looking statements are based on management’s current estimates, projections, and assumptions, and the Company undertakes no obligation to correct or update any such statements, whether as a result of new information, future developments, or otherwise, except to the extent required by applicable law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release for the Merger with TrueLark issued by the Company on May 5, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEAVE COMMUNICATIONS, INC.

Date:	May 5, 2025

By:	/s/ Brett White

Name:	Brett White
Title:	Chief Executive Officer